Cover	Aug. 25, 2026
Cover [Abstract]
Amendment Flag	true
Amendment Description	Amended to include final prospectus for SEC review.
Entity Central Index Key	0002136499
Document Type	S-6
Entity Registrant Name	FT 13161
Document Period End Date	Aug. 25, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]	Objectives. The Trust seeks monthly income and capital appreciation by investing in a diversified portfolio of ETFs.
Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust is a unit investment trust which consists of ETFs, which are advised by First Trust Advisors L.P., an affiliate of the Trust’s Sponsor. The portfolio is diversified across both stocks and bonds through ETFs that employ varying investment strategies. Using a disciplined investment strategy, the Trust includes both equity characteristics and fixed-income and hybrid asset characteristics. When selecting equity ETFs for the Trust, our research department emphasizes Funds with a focus on dividend-paying stocks across all market capitalizations. When selecting fixed income and hybrid asset ETFs for the Trust, our research department emphasizes Funds that have exposure to U.S. Treasury bonds, corporate bonds, both investment grade and non-investment grade, high-yield securities, mortgage-backed securities, senior loans, preferred securities, and convertible securities (including contingent convertible securities, “CoCos”). The factors considered in selecting fixed income and hybrid asset ETFs for the Trust are duration, credit quality, and yield. The Sponsor did not require any specific criteria with respect to these factors.

The duration of a bond is a measure of its price sensitivity to interest rate movements based on the bond’s weighted average term to maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.

The ETFs were selected by our research department based on a number of factors including, but not limited to, the size and liquidity of the ETF (requiring a minimum market capitalization of $50,000,000); the current dividend yield of the ETF (with higher yielding funds prioritized); focusing on creating a portfolio that is diversified between equity, fixed income, and hybrid assets, with exposure to U.S. and non-U.S. markets; and the expense ratio of the ETF, with a preference for lower expenses. The Trust’s portfolio may include both actively managed ETFs and ETFs that track an index.

In connection with the Trust’s investments in ETFs advised by First Trust Advisors L.P., an affiliate of the Trust’s Sponsor, First Trust Advisors L.P. will receive advisory fees from the underlying ETFs which it would not otherwise receive if the Trust invested solely in ETFs advised by unaffiliated third-parties. This may provide an incentive for the Sponsor to select ETFs advised by First Trust Advisors L.P. over ETFs advised by unaffiliated third-parties. The Sponsor may invest in an affiliated ETF even in circumstances where an unaffiliated ETF may have lower fees or better performance over certain time periods. However, the Sponsor selected what it considered to be the best suited ETFs to achieve the Trust’s investment objectives even though there may be other ETFs, including those advised by unaffiliated third-parties, that provide similar results.

While not a part of the Trust’s portfolio selection process, the Trust has exposure to covenant-lite loans and depositary receipts through the Trust’s investment in the Funds.

As with any similar investments, there can be no guarantee that the objectives of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.